UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 5, 2009

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

NEVADA	23-3100268
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3 Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code)

3 Bala Plaza East, Suite 117, Bala Cynwyd, PA 19004
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, Skinny Nutritional Corp. (the “Company”) conducted a private offering in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder pursuant to which it sought to raise an aggregate amount of $1,875,000 of shares of common stock (the “Offering”). On February 5, 2009, the Company completed the Offering. Total proceeds raised in the Offering were $1,867,690 and the subscribers in the Offering purchased an aggregate of 31,128,167 shares of common stock. The Company intends to use the proceeds from the Offering for working capital, repayment of debt and general corporate purposes. In connection with the Offering, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman agreed not to exercise a total of 12,000,000 options and 2,000,000 warrants beneficially owned by them until such time as the Company’s stockholders adopt an amendment to its Articles of Incorporation to increase the number of the Company’s authorized shares of common stock.

The Company agreed to pay commissions to registered broker-dealers that procured investors in the Offering and issue such persons warrants (the “Agent Warrants”) to purchase such number of shares as equals 10% of the total number of shares actually sold in the Offering to Investors procured by them. Agent Warrants are exercisable at the per share price of $0.07 for a period of five years from the date of issuance. In the Offering, the Company paid total commissions of $20,959 and issued Agent Warrants to purchase 349,317 shares of common stock. The securities offered have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Based on the representations made in the transaction documents, the Company believes that the Investors are “accredited investors”, as such term is defined in Rule 501(a) promulgated under the Securities Act. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any the Company’s securities, nor will there be any sale of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

In addition to the Offering, in December 2008, the Company agreed to issue an additional 250,000 shares of common stock to a third party and in January 2009, the Company agreed to issue 1,250,000 shares of common stock to a third party pursuant to agreements entered into with such persons. The issuance of the foregoing securities were exempt from registration under the Securities Act of 1933, as amended, under Section 4(2) thereof inasmuch as the acquirers represented to the Company that they were accredited investors and the securities were issued without any form of general solicitation or general advertising.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Michael Salaman
Name: Michael Salaman
Title: Chairman
Date: February 6, 2009